AMERICAN FAMILY INSURANCE®

American Family Life Insurance Company / 3520 Broadway / P.O. Box 219409 / Kansas City, Missouri 64121-9409 / 877-781-3520 ext. 8065

Supplement dated February 22, 2021 to the Prospectuses dated May 1, 2020 for the

Variable Universal Life Insurance Series I Contract
Variable Universal Life Insurance Series II Contract
Variable Annuity Contract

Issued by
American Family Life Insurance Company
American Family Variable Account I
American Family Variable Account II

Effective February 22, 2021, the Prospectuses are amended to reflect the following:

The Vanguard VIF Money Market Portfolio is now a government money market fund.

Vanguard® VIF Money Market Portfolio
As of January 20, 2021, the Vanguard VIF Money Market Portfolio has changed from a retail money market fund to a government money market fund. Institutional investors, such as corporations, partnerships, and certain irrevocable trusts, who were not able to invest in the Vanguard VIF Money Market Portfolio Subaccount when it was a retail money market, are now able to invest in the Vanguard VIF Money Market Portfolio Subaccount.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS FOR YOUR VARIABLE CONTRACT.  BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.